EXHIBIT 10.1

FIFTH AMENDMENT
TO
AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

This Fifth Amendment to Loan and Security Agreement is entered into as of April 4, 2022 (the “Amendment”), by and between HERITAGE BANK OF COMMERCE (“Bank”) and QUICKLOGIC CORPORATION (“Borrower”).

RECITALS

Borrower and Bank are parties to that certain Amended and Restated Loan and Security Agreement dated as of December 21, 2018 and as amended from time to time, including pursuant to that certain First Amendment to Amended and Restated Loan and Security Agreement dated as of November 6, 2019 and that certain Second Amendment to Amended and Restated Loan and Security Agreement dated as of December 11, 2020, that certain Third Amendment to Loan and Security Agreement dated as of August 16, 2021 and that certain Fourth Amendment to Amended and Restated Loan and Security Agreement dated as of November 16, 2021 (collectively, the “Agreement”). The parties desire to amend the Agreement in accordance with the terms of this Amendment.

NOW, THEREFORE, the parties agree as follows:

1.    The following definition is added to Section 1.1 of the Agreement in alphabetical order:

“Remaining Months Liquidity” means the (i) Borrower’s unrestricted cash maintained at Bank (including cash in the Pledged Account) minus the outstanding principal amount of the Advances, divided by (ii) the absolute value of the average trailing three (3) month EBITDA.

2.    Section 6.9 of the Agreement is amended and restated in its entirety to read as follows:

6.9         Financial Covenants.

(a)         Minimum Cash. The balance of unrestricted cash maintained in the Pledged Account shall at all times exceed the principal amount of all Advances owing from Borrower to Bank that are outstanding at any time.

(b)         Remaining Months Liquidity. Borrower’s Remaining Months Liquidity, measured as of the last day of each quarter, shall be not less than nine (9).

3.    Exhibit C to the Agreement is replaced in its entirety with the Exhibit C attached hereto.

4.    Borrower represents and warrants that the representations and warranties contained in the Agreement are true and correct as of the date of this Amendment, and that no Event of Default has occurred and is continuing.

5.    Unless otherwise defined, all initially capitalized terms in this Amendment shall be as defined in the Agreement. The Agreement, as amended hereby, shall be and remain in full force and effect in accordance with its respective terms and hereby is ratified and confirmed in all respects. Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of, or as an amendment of, any right, power, or remedy of Bank under the Agreement, as in effect prior to the date hereof. Borrower ratifies and reaffirms the continuing effectiveness of all agreements entered into in connection with the Agreement.

6.    This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original hereof.

7.    As a condition to the effectiveness of this Amendment, Bank shall have received, in form and substance satisfactory to Bank, the following:

(a)    this original signed Amendment, duly executed by Borrower,

(b)    payment of an amendment fee in the amount of $2,500, plus all Bank Expenses incurred through the date of this Amendment; and

(c)    such other documents, and completion of such other matters, as Bank may reasonably deem necessary or appropriate.

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IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the first date above written.

QUICKLOGIC CORPORATION

By:

Name:

Title:

HERITAGE BANK OF COMMERCE

By:

Name:

Title: